May 8, 2014 Annual Shareholders’ Meeting 1

2 REMINDER: If you have not yet voted your shares, please do so now by visiting the Judge of Election table at the side of the room.

• Please remember that during today’s program, representatives of Fulton may make forward-looking statements regarding Fulton’s financial condition, results of operations and business. • These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Fulton’s control and ability to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. • Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. • In our quarterly earnings releases and other material news releases, which are available on our website at www.fult.com, we include our safe harbor statement on forward-looking statements; we refer you to this section of those news releases and the statement is incorporated into this presentation. • For a more complete discussion of certain risks and uncertainties affecting Fulton, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in Fulton’s Annual Report or Form 10-K for the year ended December 31, 2013 filed with the SEC and available on its website (www.sec.gov). Forward-Looking Statement 3 3

4 • Cameras, recording devices and cell phones are not permitted to be used in the meeting. • The display of placards and/or signs is prohibited. • Questions from shareholders should be directed to the Chairperson of the meeting during the Question and Answer (Q&A) period. • During the Q&A period, please remember to state your name prior to asking your question. • During the Q&A period, please limit yourself to one question to give other shareholders the opportunity to speak. Rules of Conduct

5 Welcome and Opening Remarks Phil Wenger Chairman, President and CEO

6 • Business Meeting • Proposals: • Election of Directors • Say on Pay • Approval of the amended and restated Employee Stock Purchase Plan • Ratification of appointment of independent auditor • Introductions • Results of Voting • Conclusion of Business Meeting • Management Presentation • Question and Answer period Today’s Agenda

Board of Directors 7

8 Board of Directors John M. Bond, Jr.

9 Board of Directors Craig A. Dally

10 Board of Directors Denise L. Devine

11 Board of Directors Patrick J. Freer

12 Board of Directors George W. Hodges

13 Board of Directors Albert Morrison III

14 Board of Directors R. Scott Smith, Jr.

15 Board of Directors Gary A. Stewart

16 Board of Directors Ernest J. Waters

17 Recognition of Retiring Director

18 Retiring Director Joe N. Ballard

19 Senior Management

20 Senior Management Pat Barrett

21 Senior Management Jim Shreiner

22 Senior Management Craig Hill

23 Senior Management Craig Roda

24 Senior Management Phil Rohrbaugh

25 Senior Management Meg Mueller

26 Senior Management Curt Myers

27 Senior Management Angie Sargent

28 Community Banking Leadership

29 Community Banking Leadership Gerry Nau North central and Northeastern Pennsylvania

30 Community Banking Leadership Jeff Rush South central and Southeastern Pennsylvania

31 Community Banking Leadership John Scaldara Maryland and Virginia

32 Community Banking Leadership Angela Snyder New Jersey and Delaware

33 Jill Carson Fulton Mortgage Company

34 Dave Hanson Fulton Financial Advisors/ Clermont Wealth Strategies

35 Report of the Judge of Elections

May 8, 2014 Annual Shareholders’ Meeting 36

37 Phil Wenger Chairman, President and CEO A Look Back and a Look Ahead

38 A Valuable Franchise

39 • Banking offices: 253 • Asset size: $16.9 billion • Team members: 3,800 •Shares outstanding: 188.9 million •Market capitalization: $2.4 billion •Book value per share: $10.90 • Tangible book value per share*: $8.08 Basic Facts (at 3/31/14) *Non-GAAP based financial measure. For a reconciliation to the most comparable GAAP measure, please refer to the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

40 Vision: • We will be a high-performing, Mid-Atlantic regional financial services company whose team members deliver compliant products and services through relationship-based banking more effectively than our competitors, enabling us to sustain a long-term competitive advantage. Mission: • By caring, listening, understanding and delivering a consistently superior customer experience, we will increase shareholder value and enrich the communities we serve while creating opportunities for financial success for our customers and for career success for our employees. We will conduct all of our business with honesty and integrity, effectively manage risk and be in full compliance with all legal and regulatory requirements. Strategic Service Differentiation: • Care, Listen, Understand and Deliver Our Foundation

41 Financial Performance

42 • Improved financial performance • Strongest overall asset quality metrics since late 2007 • Added capabilities due to investments in technology •More regulatory, risk management and compliance expertise • Deeper expertise on FFC’s senior management team 2013 Highlights

43 • 83 cents for the year ended December 31, 2013 • 3.8% increase from 2012 • 22 cents for the 4th quarter of 2013 • 4.8% increase from the 3rd quarter of 2013 • 10.0% increase from the 4th quarter of 2012 Diluted Earnings Per Share

44 Diluted Earnings Per Share (quarterly) $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 0.11 0.13 0.14 0.16 0.16 0.17 0.18 0.20 0.18 0.19 0.20 0.21 0.20 0.20 0.21 0.21 0.22

45 Return on Equity (ROE) (Tangible)* • 4th quarter 2013: 11.15% • 3rd quarter 2013: 10.69% • 4th quarter 2012: 10.53% Return on Assets (ROA) • 4th quarter 2013: 0.99% • 3rd quarter 2013: 0.93% • 4th quarter 2012: 0.99% Returns on Assets and Equity Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets *Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

46 For the year ended December 31, 2013: • Average loans increased $610 million, or 5.1%, over 2012 For the 4th quarter 2013: • Average loans up 6.6% over 4th quarter 2012 Loan Growth

47 Average Loan Growth 5.1% 8.9% 4.8% -1.0% 2.0% 5.0% 8.0% 2008 2009 2010 2011 2012 2013 FULT Peer (1) Top 50 (2) Note: 2008 through 2013 represents December year-over-year change in average loans. (1) “Peer” represents the median of a peer group selected by Fulton. Peer group members are listed at the end of this presentation. (2) Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

48 Non-accrual Loans to Total Loans 1.05% 0.78% 0.81% 0.00% 1.00% 2.00% 3.00% Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 FULT Peer(1) Top 50(2) (1) “Peer” represents the median of a peer group selected by Fulton. Peer group members are listed at the end of this presentation. (2) Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Provision for Credit Losses



Quarterly, in millions of dollars
$50
$40
$30
$20
$10
$0
45.0
40.0
40.0
40.0
40.0
38.0
36.0
31.0
30.0
28.0
25.5
23.0
17.5
15.0
13.5
9.5
2.5
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

FULTON FINANCIAL CORPORATION

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3.48% 3.48% 3.26% 3.00% 3.25% 3.50% 3.75% 4.00% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 FULT Peer (1) Top 50 (2) Net Interest Margin (Quarterly) 50 Note: Fully-taxable equivalent (1) “Peer” represents the median of a peer group selected by Fulton. Peer group members are listed at the end of this presentation. (2) Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

51 Efficiency Ratio(1) 63.4% 64.3% 64.3% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2008 2009 2010 2011 2012 2013 FULT Peer (2) Top 50 (3) (1) Non-GAAP based financial measure. Please refer to the slides titled “Non-GAAP Reconciliation” at the end of this presentation for a reconciliation to the most comparable GAAP measure. (2) “Peer” represents the median of a peer group selected by Fulton. Peer group members are listed at the end of this presentation. (3) Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

52 • Net Income: $42 million or 22 cents per share • 10% increase over 1st quarter 2013 • Same as 4th quarter 2013 • Return on Average Assets: 1.01% • Return on Average Equity: 8.21% • Significant reduction in overall expenses from 4th quarter of 2013 • Prudent management of our net interest margin • Continued improvement in asset quality • Cost savings initiatives began to have an impact First Quarter 2014 Performance

53 • Consolidated 14 branches into nearby branches • Reduced the number of regional presidents/increased the scope of responsibility of the other regional presidents • Eliminated certain employee benefits, many of which affected only specific groups of employees • PROJECTED SAVINGS FROM ITEMS ABOVE: • Approximately $8 million (annualized) • Reduced mortgage staffing levels as mortgage loan demand decreased Cost Savings Initiatives

54 Fulton Financial Stock Performance and Analysts’ Recommendations

55 Stock Performance Stock Price Change FULT Peer (1) Large Banks (2) December 31, 2012 – December 31, 2013 36.2% 34.5 32.8% (1) “Peer” represents the median of a peer group selected by Fulton. Peer group members are listed at the end of this presentation. (2) Large Banks include: Bank of America Corporation, BB&T Corporation, Citigroup, Inc., Fifth Third Bancorp, JPMorgan Chase & Co., KeyCorp, M&T Bank Corporation, PNC Financial Services Group, SunTrust Banks, Inc., U.S. Bancorp, and Wells Fargo & Company. Source: SNL Financial LC

56 Analysts’ Earnings Estimates – 2014 Peer Group Source: SNL Financial LC Average change: 11.4% Median change: 7.0% Rank Company Name HQ State 2014 Median EPS Estimate 2013 Actual Diluted EPS Percent Change 1 IberiaBank Corp. LA $3.65 $2.20 65.9% 2 BancorpSouth, Inc. MS $1.34 $0.99 35.4% 3 TCF Financial Corporation MN $1.09 $0.82 32.9% 4 FirstMerit Corporation OH $1.47 $1.18 24.2% 5 Hancock Holding Co. MS $2.35 $1.93 21.8% 6 Umpqua Holdings Corp. MO $1.05 $0.87 20.7% 7 Prosperity Bancshares Inc. TX $4.16 $3.65 14.0% 8 People’s United Financial, Inc. CT $0.83 $0.74 11.9% 9 Webster Financial Corporation CT $2.08 $1.86 11.6% 10 Cullen/Frost Bankers, Inc. TX $4.11 $3.80 8.0% 11 Fulton Financial Corporation PA $0.88 $0.83 6.0% 12 Wintrust Financial Corp. IL $2.88 $2.75 4.5% 13 F.N.B. Corp. PA $0.84 $0.80 4.5% 14 Associated Banc-Corp WI $1.12 $1.10 1.8% 15 Commerce Bancshares, Inc. MO $2.75 $2.72 1.0% 16 City National Corporation CA $4.01 $3.99 0.5% 17 UMB Financial Corporation MO $3.10 $3.20 -3.1% 18 BOK Financial Corporation OK $4.29 $4.59 -6.5% 19 Susquehanna Bancshares, Inc. PA $0.80 $0.92 -12.6% 20 Valley National Bancorp NJ $0.56 $0.66 -15.2% 21 International Bancshares Corporation TX NA $1.88 NA

57 Analysts’ Recommendations (as of 4/25/14) • Barclays Capital Equal Weight • BB&T Hold • Boenning & Scattergood Neutral • FBR Capital Markets Market Perform • Guggenheim Partners Neutral • Jeffries & Company Hold • Keefe, Bruyette &Woods Market Perform • Merion Capital Group Neutral • Raymond James Market Perform • Sandler O’Neill Hold • Standard & Poors Hold • Sterne Agee Hold • SunTrust Robinson Humphrey Neutral

58 Our Customers

59 Retail households*: Up 1.68% • Year-end 2012 households: 258,460 • Year-end 2013 households: 262,796 Commercial households*: Down 0.41% • Year-end 2012 households: 62,178 • Year-end 2013 households: 61,925 2013 Sales Results * A household is defined as a retail or business customer that has a checking account with us.

60 Deposit Composition 22% 21%18% 9% 30% December 31, 2012 Non-Int DDA Int DDA Money Mkt Savings Time 25% 23% 17% 10% 25% December 31, 2013 Non-Int DDA Int DDA Money Mkt Savings Time Note: Deposit composition is based on annual average balances for the periods indicated.

61 FFC Customer Digital Behavior February 2013 February 2014 Year-over-Year Growth* Online Banking Customers 146,058 172,732 18% Bill Payment Customers 38,437 49,450 29% Total Apps Downloaded 22,769 60,856 167% eBill Users 6,702 8,679 30% Person-to-Person Payments 448 713 59% * Rounded to nearest whole number

62 • Electronic signature pads • Digital marketing • Teller Cash Recyclers •Remote Deposit Capture • iPads/WiFi networks • Envelope-less ATM Deposits • Self-service branch kiosks Customer and Branch Technology

63 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Mobile Banking Offering Local Ownership/Decisionmaking ATM Locations Products Offered Branch Locations Web Banking Offering Brand Reputation Attractive Rates and Fees Importance in Choosing a Financial Institution (Important or Very Important) Branches Remain Important Source: Forrester Omnibus March 2013

Branch Role is Evolving 64 • Financial planning and advising • One-to-one marketing and sales • Customer service and issue resolution • Complex transaction handling • Local community branch presence Source: Diebold Innovation, Jan 2014

65 Our Shareholders

66 Capital Adequacy (12/31/13) Excess Above Well Capitalized Well Threshold Well FULT Capitalized (in millions) FULT (1) Capitalized (2) Total Risk-Based Capital Ratio 15.00% 10.00% $ 660 14.90% 10.50% Tier 1 Risk-Based Capital Ratio 13.20% 6.00% $ 940 11.80% 8.50% Tier 1 Leverage Ratio 10.60% 5.00% $ 920 9.50% 5.00% Common Equity Tier 1 Ratio N/A N/A N/A 11.80% 7.00% Basel III (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Fully-phased in requirements, with 2.50% conservation buffer.

67 •Reinvested into profitable business lines •Repurchased 8 million shares at an average cost of $11.37 per share •Paid quarterly cash dividends to shareholders • 8 cents per quarter/32 cents total in 2013 Deploying Capital in 2013

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 Cash Dividend Yield FULT – Cash Dividend and Yield (1) 68 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate in cash dividend from December 31, 2009 to December 31, 2013. Compounded Annual Growth Rate (2) = 27.8%

69 Our Environment

70 • Overall low interest rate environment presents challenges to our margin • Non-interest income impacted by lower deposit account revenue due to customer behavior • Higher long-term interest rates = decrease in residential mortgage volume • Increased expenses to build regulatory and compliance infrastructure Current Challenges

71 Forces Impacting our Industry

72 • 16,000 pages of new regulations • 643 enforcement actions against financial institutions • Raising the bar on risk and compliance capabilities •Rating agencies showing more interest in topic •Cost of non-compliance is high New Regulatory Actions in 2013 Source: Continuity Control

73 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% No significant impacts Maintaining higher liquidity Adjusting certain product lines/business activities Maintaining higher capital Noting an increased cost of compliance Which of the following impacts on your organization have resulted from regulatory reform in the major jurisdictions where it operates? Regulatory Reform Impacts on the Banking Industry Source: Deloitte Touche Tohmatsu Limited 2013 Global Risk Management Survey, 8th Edition. For full survey, visit www.deloitte.com.

74 •Enhanced bank board governance •Continued focus on risk management •Accelerated risk management capabilities in regulatory compliance • Further enhanced our Bank Secrecy Act framework (people, processes and technology) • Strengthened technology-based compliance controls How Have We Responded?

75 Looking Ahead

76 •Enhance Compliance/Risk Management infrastructure •Grow earnings per share (EPS) •Grow quality loans •Improve asset quality •Grow core deposits/households •Manage the Net Interest Margin • Increase the Return on Average Assets (ROA) • Increase the Return on Average Equity (ROE) •Manage expenses Corporate Priorities

77 • Attract and retain an engaged workforce • Respond to industry challenges • Deliver services the way our customers want to receive them and exceed expectations • Manage our risk • Comply with regulations • Manage our expenses • Increase profitability • Grow the company and increase shareholder return! What Are We Working To Do?

May 8, 2014 Annual Shareholders’ Meeting 78

79 Questions and Answers

May 8, 2014 Annual Shareholders’ Meeting 80

Non-GAAP Reconciliation

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP Financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Year Ended December 31,					
	2013	2012	2011	2010	2009	2008
	(dollars in thousands)					
Efficiency ratio						
Non-interest expense	$ 461,433	$449,294	$ 416,243	$ 408,254	$ 415,522	$ 408,787
Less: Intangible amortization	(2,438)	(3,031)	(4,257)	(5,240)	(5,747)	(7,162)
Numerator	$ 458,995	$446,263	$ 411,986	$ 403,014	$ 409,775	$ 401,625
Net interest income (fully taxable equivalent)	$ 544,474	$ 561,190	$ 576,232	$ 574,257	$ 536,499	$ 540,118
Plus: Total Non-interest income	187,664	216,412	187,493	182,249	173,922	113,218
Less: Investment securities (gains) losses	(8,004)	(3,026)	(4,561)	(701)	(1,079)	58,241
Denominator	$ 724,134	$774,576	$ 759,164	$ 755,805	$ 709,342	$ 711,577
Efficiency ratio	63.4%	57.6%	54.3%	53.3%	57.8%	56.4%

FULTON FINANCIAL CORPORATION

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Non-GAAP Reconciliation (continued) 82 R eturn o n average shareho lders' equity ( tangible) Q4 Q3 Q4 D ec 31, Sep 30, D ec 31, 2013 2013 2012 Net income 42,083$ 39,948$ 40,240$ P lus: Intangible amortization, net of tax 541 347 463 Numerator 42,624$ 40,295$ 40,703$ Average shareholders' equity 2,050,749$ 2,029,078$ 2,079,346$ Less: Average goodwill and intangible assets (533,597) (534,179) (541,416) Average tangible shareholders' equity (denominator) 1,517,152$ 1,494,899$ 1,537,930$ Return on average common shareholders' equity (tangible), annualized 11.15% 10.69% 10.53% T angible B o o k Value P er Share M ar 31, 2014 (in thousands, except per share data) Common shareholders' equity 2,058,719$ Less: Goodwill and intangible assets (532,747) Tangible shareholders' equity (numerator) 1,525,972$ Shares outstanding, end of period (denominator) 188,850 Shareholders' equity (tangible), per share 8.08$ (dollars in thousands)

2013 Peer Group

Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation
International Bancshares Corp.
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

*Fulton Financial Corporation's peer group as of December 31, 2013

Fulton Financial Corporation

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